                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): June 3, 2003 (June 2, 2003)


                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-30417                    98-0131394
(State or other jurisdiction     (Commission File      (IRS Employer Identification No.)
      of incorporation)               Number)

5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS                         77056
 (Address of principal executive offices)                         (Zip Code)

                                 (713) 623-8777
              (Registrant's telephone number, including area code)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

            On June 3, 2003, Philip Services Corporation (the "Company") (OTC:PSCD.PK; TSE:PSC) announced that it and most of its wholly owned US subsidiaries (the "Debtors") filed on June 2, 2003 voluntary petitions under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (The case number for PSC is 03-37718-H2-11). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

            The debtors are financing ongoing operations through a consensual use of cash collateral released by a senior secured lender, Foothill Capital Corporation. A final hearing on the cash collateral funding has been set for June 23, 2003.

            A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   Financial Statements of Businesses Acquired.

         Not applicable.

   (b)   Pro Forma Financial Information.

         Not applicable.

   (c)   Exhibits.

         99.1 Press Release dated June 3, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PHILIP SERVICES CORPORATION


Date: June 3, 2003                          By: /s/ Robert L. Knauss
                                                --------------------------------
                                                Robert L. Knauss
                                                Chairman of the Board and
                                                Principal Executive Officer

                                  EXHIBIT INDEX



EXHIBIT NO.       DOCUMENT
-----------       --------
   99.1           Press release dated June 3, 2003.